Exhibit 99.2

NEWS RELEASE

Comstock Prices $30 Million Upsized and Oversubscribed Public Offering of Common Stock

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With the elimination of all outstanding debt and approximately $45 million in expected cash on hand, Comstock is positioned to fully fund the commercialization of its first industry-scale Comstock Metals facility and advance key development initiatives

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Offering includes participation from fundamental institutional investors, including a long-only mutual fund, a leading alternative asset manager, several preeminent global investment managers, and existing investors

Virginia City, Nevada, August 12, 2025 - Comstock Inc. (NYSE: LODE) (“Comstock” and the “Company”), today announced that it has priced its previously announced underwritten public offering of 13,333,334 shares of its common stock at a price to the public of $2.25 per share (the “Offering”). All of the shares of common stock in the offering are to be sold by Comstock. The gross proceeds to the Company from this offering are expected to be approximately $30 million before deducting underwriting discounts and commissions and other offering expenses. This Offering positions the Company to fully fund its commercialization for its industry-scale solar panel recycling facilities, each capable of recycling over 3 million panels per year, and to advance site selection and other key development initiatives.

“We are pleased to secure this level of fundamental support from leading institutional investors,” said Corrado De Gasperis, Executive Chairman and CEO of Comstock. “By eliminating all outstanding debt and fortifying our cash position, we have established an incredibly strong foundation for immediate and future growth. We believe our solar panel recycling business is uniquely positioned to accelerate commercialization of our industry-leading technologies and industry-scale recycling facilities.”

The Company intends to use the net proceeds from this offering for capital expenditures associated with commercializing its first industry scale facility for Comstock Metals, development expenses, and general corporate purposes, including the payment of existing indebtedness. The offering is expected to close on August 14, 2025, subject to customary closing conditions.

The Company has granted the underwriter a 30-day option to purchase up to an additional 2,000,000 shares of common stock to cover over-allotments, if any, at the per share public offering price, less underwriting discounts and commissions.

Titan Partners Group, a division of American Capital Partners, is acting as the sole bookrunner for the offering.

This offering is being made pursuant to an effective shelf registration statement on Form S-3 (No. 333-285744) (including a base prospectus) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 12, 2025, and declared effective on March 24, 2025. The offering is being made only by means of a preliminary prospectus supplement and a final prospectus supplement and the accompanying base prospectus that form a part of the registration statement. These documents, including the preliminary prospectus supplement relating to the offering, are available for free on the SEC’s website at www.sec.gov. Copies of the final prospectus supplement, when available, and the accompanying base prospectus relating to the offering may be accessed for free on the SEC’s website at www.sec.gov or obtained by contacting Titan Partners Group LLC, a division of American Capital Partners, LLC, 4 World Trade Center, 29th Floor, New York, NY 10007, by phone at (929) 833-1246 or by email at prospectus@titanpartnersgrp.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) innovates and commercializes technologies that enable, support and sustain clean energy systems across entire industries by efficiently, effectively, and expediently extracting and converting under-utilized natural resources into reusable electrification metals, like silver, aluminum, copper, and other critical minerals from end-of-life photovoltaics. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its X.com, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

For investor inquiries:

Judd B. Merrill, Chief Financial Officer

Tel (775) 413-6222

ir@comstockinc.com

For media inquiries:

Zach Spencer, Director of External Relations

Tel (775) 847-7573

media@comstockinc.com

Forward-Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; divestitures, spin-offs or similar distribution transactions, future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, divestitures, spin-offs or similar distribution transactions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, spin-offs or similar distribution transactions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.